UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 17, 2004


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                  000-24394               52-1790357
          (State  of                (Commission             (IRS  Employer
          Incorporation)            File Number)            Identification No.)


          77-530  Enfield  Land,  Bldg  D
          Palm  Desert,  California                             92211
          (Address of principal executive offices)            (Zip Code)

                                 (760) 772-9080
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     On December 17, 2004, by resolution of its board of directors and in accordance with its bylaws, Penn Octane Corporation changed its fiscal year end from July 31 to December 31, beginning December 31, 2004. Penn Octane Corporation will file a report on Form 10-Q covering the transition period.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN OCTANE CORPORATION


Date:  December  20,  2004              By:  /s/  Ian  T.  Bothwell
                                           ------------------------
                                           Ian T. Bothwell,
                                           Vice President, Chief Financial
                                           Officer, Treasurer and Assistant
                                           Secretary (Principal Financial
                                           and Accounting Officer)


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